                                                                   EXHIBIT 10.14

[Certain portions of this exhibit have been omitted based upon a request for confidential treatment pursuant to Rule 24B-2 under the Securities Act of 1934. Omitted portions: Section 6.3.1. (in part); Section 6.3.2 (in part) and Exhibit A (in total). The omitted portion has been filed separately with the Securities and Exchange Commission.]

                        AMENDMENT # 2 DATED JUNE 5, 2000
                     TO PATHWAYS MIDWAY-CASH CARD AGREEMENT
                             DATED JANUARY 27, 2000

THIS AMENDMENT #2 IS DATED EFFECTIVE JUNE 5, 2000, AMENDS THAT CERTAIN PATHWAYS MIDWAY-CASH CARD SYSTEM AGREEMENT DATED JANUARY 27, 2000 AND AMENDMENT # 1 TO SAID AGREEMENT (HEREINAFTER AGREEMENT) BETWEEN THE PATHWAYS GROUP, INC., A DELAWARE CORPORATION (HEREINAFTER PATHWAYS) AND FUNTASTIC RIDES COMPANY, INC., AN OREGON CORPORATION (HEREINAFTER FUNTASTIC) FOR THE PURPOSES AND ON THE TERMS AND
CONDITIONS HEREAFTER STATED.

                             ARTICLE I - AMENDMENTS.
SECTION 3.1 OF AGREEMENT.
      Section 3.1 of AGREEMENT is hereby amended to provide that the rental period shall be from June 5, 2000 through November 30, 2000 inclusive.
SECTION 3.3 OF AGREEMENT.
      Section 3.3 of AGREEMENT is hereby amended to provide that the rental items may be used in the States of Washington, Oregon and California. Funtastic shall advise Pathways in writing of the location of the rented items on a weekly basis. All transportation to and from such sites shall be the responsibility of FUNTASTIC without cost or expense to PATHWAYS, unless otherwise agreed in writing between the parties.
SECTION 4.1 OF AGREEMENT.
      Section 4.1 of AGREEMENT shall continue to provide that delivery by PATHWAYS of equipment and cards shall be made to:

                               FUNTASTIC TRAVELING SHOWS
                                3407 S.E. 108TH & POWELL
                                   PORTLAND, OR 97266
SECTION 4.2 OF AGREEMENT.
      Section 4.2 of AGREEMENT is hereby amended to provide that rental shall be due on the first day of each month during the agreement, except that the first rental payment shall become due June 5, 2000 or as soon thereafter as an invoice can be delivered to FUNTASTIC.

SECTIONS 6.1 AND 6.2 OF AGREEMENT
      Sections 6.1 and 6.2 are each hereby amended to provide that support and maintenance shall commence on June 5, 2000.
SECTION 6.3 OF AGREEMENT.
      Shall be amended by deletion of the entire current text and substituting in its place the following:
      6.3.1 Funtastic shall pay for support and maintenance services the sum of [Omitted based upon a request for confidential treatment pursuant to Rule 24B-2 under the Securities Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.] per transaction. Transaction is defined as any value subtracted from the electronic purse on a Smart Card and recorded in a Terminal for the purpose of payment for rides, games and/or food. It does not include adding value to a Smart Card.
      6.3.2 On the last day of each month, Funtastic shall obtain and compile the transaction data from all Smart Card terminals used by it in the Pathways Midway-Cash-Free Card System; and report each total per terminal to PATHWAYS. PATHWAYS shall receive and compile the transaction data, then multiply the total number of transactions reported by the rate of

            [Omitted based upon a request for confidential treatment pursuant to Rule 24B-2 under the Securities Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.], and send an invoice for the total support and maintenance fee due for the time period during which the transaction data was gathered. Payment shall be due upon receipt of invoice.
EXHIBIT A OF AGREEMENT.
      A new Exhibit A is attached to this Amendment # 2, and is hereby incorporated into this Agreement by reference. It replaces the prior Exhibit A attached to the Agreement, and referenced in Amendment # 1.

                      ARTICLE II -ALL OTHER PROVISIONS.

All other provisions of AGREEMENT dated January 27, 2000, and Amendment #1, dated February 14, 2000 between the parties shall remain the same.



Dated June 5, 2000.

   THE PATHWAYS GROUP, INC., and Its     Funtastic Rides Company Inc.,
   Subsidiaries and affiliates           and Its Subsidiaries and
                                         affiliates


By: /s/ William J. Boeck                 By: /s/ Ronald Burback
   ----------------------------------       ----------------------------
    William J. Boeck                            Ronald Burback
    Industry Manager                            Vice President

                                    EXHIBIT A

                                Funstastic Terms

[Omitted based upon a request for confidential treatment pursuant to Rule 24B-2 under the Securities Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.]

Support and Maintenance Fee

[Omitted based upon a request for confidential treatment pursuant to Rule 24B-2 under the Securities Act of 1934. The omitted portion has been filed separately with the Securities and Exchange Commission.]


Dated June 5, 2000

The Pathways Group, Inc.                        Funtastic Rides Company,
Inc.


By:  /s/ William J. Boeck                       By: /s/ Ronald Burback
   ----------------------------                   ---------------------------
      William J. Boeck                          Ronald Burback
      Industry Manager                          Vice President